SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the


                         Securities Exchange Act of 1934






       Date of Report (Date of earliest event reported) February 14, 2001







              A M C A S T  I N D U S T R I A L  C O R P O R A T I O N
             (Exact name of registrant as specified in its charter)



           Ohio                          1-9967               31-0258080
-----------------------             -----------------      ----------------
 (State of Incorporation)      (Commission File Number)    (I.R.S. Employer
                                                           Identification No.)

7887 Washington Village Drive, Dayton, Ohio                       45459
------------------------------------------------               ----------
(Address of principal executive offices)                        (Zip Code)



                                 (937) 291-7000
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

---------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.    Other Events

Amcast Industrial Corporation announced on February 14, 2001 that its Board of Directors had accepted the resignation of John H. Shuey, the Company's Chairman, President and Chief Executive Officer, effective immediately. Leo W. Ladehoff, who served as Chairman, President, and CEO of Amcast from 1978 to 1995, and who has been a member of the Company's Board of Directors continuously since 1978, has been elected non-executive Chairman. Byron O. Pond, Jr., retired Chairman and CEO of Arvin Industries, has been named President and CEO of Amcast and will also replace Mr. Shuey on the Company's Board of Directors.





Item 7.     Financial Statements and Exhibits

    (c)      Exhibits

    The following exhibit is filed as part of this Form 8-K:

    99.   February 14, 2001 News release concerning resignation of CEO

                               S I G N A T U R E S



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AMCAST INDUSTRIAL CORPORATION
                                           (Registrant Company)






Date: February 15, 2001                   By: /s/Douglas D. Watts
     --------------------                ------------------------------
                                           Douglas D. Watts
                                           Vice President, Finance